Exhibit 10.01

EXECUTION VERSION

SECOND OMNIBUS AMENDMENT

This SECOND OMNIBUS AMENDMENT, dated as of June 23, 2010 (this “Amendment”), is entered into by and among ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2009-A, a Delaware statutory trust (the “Issuer”), ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company (“ALS”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2009 LLC, a Delaware limited liability company (the “Transferor”), the Bank of New York Mellon, a New York banking corporation (the “Indenture Trustee”), each of the Note Purchasers listed on the signature pages hereto (collectively, the “Note Purchasers”), each of the Agents for the Purchaser Groups listed on the signatures pages hereto (collectively, the “Agents”) and NATIXIS FINANCIAL PRODUCTS INC. (the “Administrative Agent”).

RECITALS

A. WHEREAS, ALS, the Transferor and the Issuer are parties to that certain Pooling and Servicing Agreement, dated as of June 26, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “PSA”);

B. WHEREAS, the Issuer, ALS, the Transferor, the Note Purchasers, the Agents and the Administrative Agent are parties to that certain Note Purchase Agreement, dated as of June 26, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “NPA”);

C. WHEREAS, the Issuer and the Indenture Trustee are parties to that certain Indenture, dated as of June 26, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “Indenture”; and together with the NPA and the PSA, the “Agreements”);

D. WHEREAS, the Issuer has requested that the Committed Purchasers extend the current Liquidity Termination Date to the Scheduled Termination Date, and each of the Note Purchasers, in its capacity as a Committed Purchaser, has agreed to do so; and

E. WHEREAS, in connection with such extension, the parties hereto desire to amend and modify certain terms of the Agreements as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1 Definitions. As used herein, terms that are defined herein shall have the meanings as so defined, and terms not so defined shall have the meanings as set forth in the NPA and Part I of Appendix A to the PSA, as applicable.

SECTION 2 Interpretation of Amendments. Certain sections of the Agreements are amended and restated by this amendment. Language being inserted into the applicable section or annex of any such Agreement is evidenced by bold and underline formatting. Language being deleted from the applicable section or annex of any such Agreement is evidenced by strike-through formatting.

SECTION 3 Amendments to the NPA. Each party to this Amendment that is a party to the NPA agrees that the NPA shall be amended as follows:

(a) The following new definition of “Dissenting Committed Purchaser” is hereby added to Section 1.1 of the NPA in its proper alphabetical order:

“Dissenting Committed Purchaser” shall mean, with respect to a Noteholder that has provided notice of its objection to an ALS Change of Control to the Administrative Agent and the Issuer within thirty (30) days following the Issuer’s delivery of the applicable Change of Control Notice (such objection to be deemed given by the applicable Noteholder if no written consent is received by the Administrative Agent and the Issuer within such thirty (30) day period), any related Committed Purchaser that has concurrently provided written notice to the Administrative Agent and the Issuer that it elects to terminate its Commitments on the four (4) month anniversary date of such ALS Change of Control.”

(b) Section 2.8(b) of the NPA is hereby amended and restated in its entirety as follows:

“(b)(i) If, in accordance with Section 2.8(a), the Issuer requests that the Committed Purchasers renew their Commitments hereunder and some but less than all such Committed Purchasers consent to such renewal by the date that is thirty (30) days prior to the then-current Liquidity Termination, the Issuer may arrange for an assignment of, and such non-renewing Committed Purchasers shall agree to assign, to one or more financial institutions acceptable to the Agent in such non-renewing Committed Purchasers’ Purchaser Group of all the rights and obligations hereunder of each such non-consenting Committed Purchaser in accordance with Section 7.1. Any such assignment shall become effective on the then current Liquidity Termination Date. Each Committed Purchaser which does not so consent to any renewal shall cooperate fully with the Issuer in effectuating any such assignment.

(ii) At any time following the delivery of a Change of Control Notice if the Noteholders that hold an aggregate pro rata share of equal to or greater than two-thirds of the aggregate principal balance of the Outstanding Notes, but less than all Noteholders, have provided their prior written consent to the related ALS Change of Control to the Administrative Agent and the Issuer, the Issuer may arrange for an assignment of, and any Dissenting Committed Purchaser shall agree to assign, to one or more financial institutions (which in the case of a CP Conduit that is the Dissenting Committed Purchaser, shall be a financial institution other than its related Support Parties) acceptable to the Administrative Agent of all the rights and obligations hereunder of such Dissenting Committed Purchaser in accordance with Section 7.1. Each Dissenting Committed Purchaser and the Administrative Agent shall cooperate fully with the Issuer in effectuating any such assignment.”

(c) Section 2.8(c) of the NPA is hereby amended and restated in its entirety as follows:

“(c) (i) If, (x) in accordance with Section 2.8(a), the Issuer requests that the Committed Purchasers extend the Liquidity Termination Date and some but less than all such Committed Purchasers consent to such extension within thirty (30) days after the Issuer’s request, and if none or less than all the Commitments of the non-renewing Committed Purchasers in any Purchaser Group are assigned as provided in Section 2.8(b) or (y) an ALS Change of Control occurs and the Noteholders that hold an aggregate pro rata share of equal to or greater than two-thirds of the aggregate principal balance of the Outstanding Notes, but less than all Noteholders, have provided their prior written consent to such ALS Change of Control to the Administrative Agent and the Issuer, then with respect to clause (x) above (without limiting the obligations of all the Committed Purchasers to make Advances prior to the then current Liquidity Termination Date in accordance with the terms hereof), any such non-renewing Committed Purchaser’s Commitments shall expire on the then current Liquidity Termination Date, and with respect to clause (y) above (without limiting the obligations of all the Committed Purchasers to make Advances prior to such four (4) month anniversary in accordance with the terms hereof), any Dissenting Committed Purchaser’s Commitments shall terminate on the four (4) month anniversary date of such ALS Change of Control. In each such case, the related CP Conduit may sell an interest in its Percentage Interests hereunder for an aggregate purchase price equal to the lesser of (i) the maximum aggregate purchase price which would be payable if such CP Conduit assigned its entire interest in the applicable Notes at that time under Section 7.1(e) to any Support Party under the terms of the applicable Support Facility, and (ii) the aggregate available Commitments of the non-renewing Committed Purchasers or Dissenting Committed Purchasers, as applicable, in the applicable Purchaser Group, which purchase price shall be paid solely by the related non-renewing or Dissenting Committed Purchasers, as applicable, (or in the case of a CP Conduit that is the non-renewing Committed Purchaser or the Dissenting Committed Purchaser, by its related Support Parties), pro rata according to their respective Commitments. Following the payment of such purchase price, (i) if applicable, the extended Liquidity Termination Date shall be effective with respect to the renewing Committed Purchasers, (ii) the Equipment Loan Facility Limit and Receivables Facility Limit, as applicable, shall be automatically reduced pro rata in accordance with the reduction of the aggregate outstanding principal balance of the Notes of the non-renewing Committed Purchasers or the Dissenting Committed Purchasers, as applicable, as described in subsection (c)(ii) below until such outstanding balance has been reduced to zero and each such facility limit is then equal to the aggregate of the Commitments of all renewing Committed Purchasers or consenting Committed Purchasers, as applicable, and (iii) this Agreement and the Commitments of the renewing Committed Purchasers or the consenting Committed Purchasers, as applicable, shall remain in effect in accordance with their terms notwithstanding the expiration of the Commitments of the non-renewing Committed Purchasers or the termination of the Commitments of the Dissenting Committed Purchasers, as applicable.

(ii) Both prior to and after the applicable Conversion Date, all amounts which, under Section 8.2 of the Indenture, are to be applied in reduction of the principal amount of the Receivables Notes or the Equipment Loan Notes, as applicable, up to the aggregate of the applicable Percentage Interests sold to the non-renewing Committed Purchasers or the Dissenting Committed Purchasers, as applicable, (or their Support Parties, as applicable) as described above in subsection (c)(i), shall be distributed ratably among the applicable Noteholders (both renewing and non-renewing or consenting and dissenting, as applicable) according to the aggregate of the applicable Percentage Interests held by them, in reduction of such Percentage Interests, but the non-renewing Committed Purchasers or Dissenting Committed Purchasers, as applicable, shall not be required to fund any future Advances. When (after the Liquidity Termination Date, as in effect prior to giving effect to the renewal or after the four (4) month anniversary of the ALS Change of Control, as applicable) the aggregate principal balances of the Notes of the non-renewing Committed Purchasers or the Dissenting Committed Purchasers, as applicable, described above in this subsection shall have been reduced to zero and all accrued interest allocable thereto and all other outstanding amounts owed in respect of principal of, interest on or fees or other indemnities owing to such Committed Purchasers shall have been paid to such Committed Purchasers in full, then such Committed Purchasers shall cease to be parties to this Agreement for any purpose.”

(d) Clause (vi) contained in the first paragraph of Section 8.1 of the NPA is hereby amended and restated in its entirety as follows:

“(vi) amend, modify or waive any of Sections 2.1, 2.2 or Articles III, IV or VIII (other than Sections 8.12(a), 8.12(b) and 8.16) without the written consent of each Committed Purchaser and each Primary Purchaser in each Purchaser Group and of the Administrative Agent.”

(e) The following sentence is hereby added to the last paragraph of Section 8.1 of the NPA:

“For the avoidance of doubt, in the case of an ALS Change of Control the previous sentence shall not apply, and the amount of any fee payable by the Issuer in connection with the Noteholders granting consent to an ALS Change of Control shall be agreed upon between such parties upon the occurrence of an ALS Change of Control.”

SECTION 4 Amendments to the PSA. Each party to this Amendment that is a party to the PSA agrees that the PSA shall be amended as follows:

(a) The following new definition of “ALS Change of Control” is hereby added to Part I of Appendix A to the PSA in its proper alphabetical order:

“ALS Change of Control: (a) the failure of Ontario Teachers’ Pension Plan Board and its Affiliates to own directly or indirectly, free and clear of any Adverse Claim and on a fully diluted basis, at least 51% of the outstanding Equity Interests of ALH or ALS; or

(b) a “Specified Change of Control” or any comparable term under, and as defined in, the Credit Agreement.”

(b) The following new definition of “Change of Control Notice” is hereby added to Part I of Appendix A to the PSA in its proper alphabetical order:

“Change of Control Notice: A written notice delivered by the Servicer to the Administrative Agent and the Rating Agencies (with a copy to the Noteholders) with respect to any ALS Change of Control. The Servicer shall make a good faith effort to deliver such notice at least forty-five (45) days prior to the effectiveness of such ALS Change of Control.”

(c) The definition of “Consolidated Interest Coverage Ratio” in Part I of Appendix A to the PSA is hereby amended and restated in its entirety as follows:

“Consolidated Interest Coverage Ratio: As defined in the Credit Agreement notwithstanding any replacement facility, unless otherwise agreed upon between the Servicer and the Special Required Noteholders.”

(d) The definition of “Consolidated Leverage Ratio” in Part I of Appendix A to the PSA is hereby amended and restated in its entirety as follows:

“Consolidated Leverage Ratio: As defined in the Credit Agreement notwithstanding any replacement facility, unless otherwise agreed upon between the Servicer and the Special Required Noteholders.”

(e) The definition of “Loan Conversion Date” in Part I of Appendix A to the PSA is hereby amended and restated in its entirety as follows:

“Loan Conversion Date: The earliest to occur of (v) the date elected as such Loan Conversion Date by the Originator with at least thirty (30) days prior written notice to the Administrative Agent; provided that if such termination occurs within eighteen (18) months of the Closing Date, such termination may only occur with the consent of the Noteholders, (w) the Scheduled Termination Date, (x) the date on which a Rapid Amortization Event first occurs, (y) December 1, 2010, unless the Originator’s revolving credit commitments under the Credit Agreement are extended or replaced by such date with a substantially similar revolving credit commitment with equal or greater liquidity availability and expiring no earlier than October 1, 2012, (z) the Purchase Termination Date, (aa) the Liquidity Termination Date with respect to all Committed Purchasers then party to the Note Purchase Agreement and (bb) the date on which an ALS Change of Control first occurs, unless the Noteholders that hold an aggregate pro rata share of equal to or greater than two-thirds of the aggregate principal balance of the Outstanding Notes have provided their prior written consent to such ALS Change of Control to the Administrative Agent and the Issuer. Notwithstanding the foregoing, in the event that pursuant to Section 2.8 of the Note Purchase Agreement, one or more of the Committed Purchasers does not consent to the extension of the Liquidity Termination Date beyond June 25, 2010, the requirement that the Originator obtain the consent of the Noteholders pursuant to clause (v) above shall no longer apply.”

(f) The definition of “Scheduled Termination Date” in Part I of Appendix A to the PSA is hereby amended and restated in its entirety as follows:

“Scheduled Termination Date: June 25, 2011 or, if such day is not a Business Day, the next preceding Business Day.”

(g) The last paragraph of Section 3.07(i) of the PSA is hereby amended and restated in its entirety as follows:

“In the event the Credit Agreement is replaced, the Servicer shall maintain (i) Consolidated Leverage Ratios not more than, and (ii) Consolidated Interest Coverage Ratios no less than, in each case, the corresponding ratios set forth in such replacement facility (as amended); provided that, at no time shall the Servicer maintain (i) Consolidated Leverage Ratios greater than 5.50 to 1.00, and (ii) Consolidated Interest Coverage Ratios less than 2.00 to 1.00, in each case, regardless of such corresponding ratios as are set forth in such replacement facility (as amended). If, at any time, the Servicer has not entered into such a replacement facility or such replacement facility does not contain corresponding ratios, the Servicer shall maintain the above Consolidated Leverage Ratios and the above Consolidated Interest Coverage Ratios required as if the Credit Agreement remained in full force and effect.”

SECTION 5 Amendments to the Indenture. Each party to this Amendment that is a party to the Indenture agrees that the Indenture shall be amended as follows:

(a) The word “or” immediately following the semicolon at the end of Section 5.1(m) of the Indenture is hereby deleted in its entirety.

(b) The period at the end of Section 5.1(n) of the Indenture is hereby replaced with “; or”.

(c) The following new Section 5.1(o) is hereby added to the Indenture:

“(o) if an ALS Change of Control shall have occurred, then the earlier to occur of (i) failure to pay in full all Outstanding Obligations by the sixth (6) month anniversary date of the occurrence of such ALS Change of Control or (ii) the Scheduled Termination Date, unless, in each case, the Noteholders that hold an aggregate pro rata share of equal to or greater than two-thirds of the aggregate principal balance of the Outstanding Notes have provided their prior written consent to such ALS Change of Control to the Administrative Agent and the Issuer.”

(d) Section 8.2(j) of the Indenture is hereby amended and restated in entirety as follows:

“(j) Notwithstanding any of the foregoing in this Section 8.2, both prior to and after the applicable Conversion Date, all amounts which, under this Section 8.2, are to be applied in reduction of the principal amount of the Receivables Notes or the Equipment Loan Notes, as applicable, up to the aggregate of the applicable Percentage Interests (as defined in the Note Purchase Agreement) sold to any non-renewing Committed Purchasers (as defined in the Note Purchase Agreement) or Dissenting Committed Purchasers, as applicable, (or their Support Parties (as defined in the Note Purchase Agreement), as applicable) as described in Section 2.8(c) of the Note Purchase Agreement, shall be distributed ratably among the applicable Noteholders (both renewing and non-renewing or consenting and dissenting, as applicable) according to the aggregate of the applicable Percentage Interests held by them, in reduction of such Percentage Interests, but the non-renewing Committed Purchasers or Dissenting Committed Purchasers, as applicable, shall not be required to fund any future Advances. When (after the Liquidity Termination Date, as in effect prior to giving effect to the renewal renewal or after the four (4) month anniversary of the ALS Change of Control, as applicable) the aggregate principal balances of the Notes of the non-renewing Committed Purchasers or the Dissenting Committed Purchasers, as applicable, shall have been reduced to zero and all accrued interest allocable thereto and all other outstanding amounts owed in respect of principal of, interest on or fees or other indemnities owing to such Committed Purchasers shall have been paid to such Committed Purchasers in full, such Committed Purchasers shall then cease to have any rights under this Agreement for any purpose.”

SECTION 6 Extension of Liquidity Termination Date. Each of the Note Purchasers, in its capacity as a Committed Purchaser, hereby confirms its consent to the extension of the current Liquidity Termination Date to the Scheduled Termination Date.

SECTION 7 Effectiveness. This Amendment shall become effective, as of June 25, 2010 (the “Effective Date”), when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each Agent shall have received all fees due in connection with the extension of the initial Liquidity Termination Date, and thereafter shall be binding on the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, the parties hereto agree that the effectiveness of this Amendment shall not require payment of the amendment fee contemplated in the last paragraph of Section 8.1 of the NPA.

SECTION 8 Reference to the Agreements. Upon the Effective Date, (i) this Amendment shall be a part of each Agreement amended hereby and (ii) each reference in any such Agreement to “this Agreement”, “hereof”, “hereunder”, or words of like import, and each reference in any other document to any such Agreement shall mean and be a reference to such Agreement as amended hereby.

SECTION 9 Effect on the Agreements. Except as expressly amended hereby, each of the Agreements amended herein shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

SECTION 10 Representations and Warranties. Each of the Issuer, the Transferor, ALS and the Note Purchasers makes each of its respective representations and warranties contained in Article 4 of the NPA and Article VII of the PSA, as applicable, (after giving effect to this Amendment). Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

SECTION 11 Consent. Pursuant to Section 8.1 of the NPA, Section 11.01 of the PSA and Section 9.2 of the Indenture, the parties hereto agree that all notices and consents required in connection with this Amendment have been provided, or in the alternative, have been waived, and each such party hereby consents to the terms of the amendments to the Agreements contained in this Amendment. For the avoidance of doubt, such consent granted by the Note Purchasers herein shall be deemed a prior written consent of all of the Noteholders for purposes of satisfying Section 9.2(a) of the Indenture.

SECTION 12 Waiver. Solely for purposes of the amendments to Section 8.1 of the NPA contained in this Amendment, the Indenture Trustee pursuant to Section 9.2(a) of the Indenture, as evidenced by its signature below, hereby waives Section 3.7(a) of the Indenture, and each Note Purchaser expressly consents to such waiver, which such consent shall be deemed a prior consent and an Act of the Required Noteholders for purposes of Section 9.2(a) of the Indenture.

SECTION 13 Governing Law; Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered via facsimile.

SECTION 14 No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives, as of the date first above written.

ALLIANCE LAUNDRY EQUIPMENT
RECEIVABLES TRUST 2009-A, as Issuer

By:	Wilmington Trust Company,
not in its individual capacity but solely
as Owner Trustee

By:	/s/ Yvette L. Howell
	Name:	Yvette L. Howell
	Title:	Financial Services Officer

ALLIANCE LAUNDRY SYSTEMS LLC, as Servicer and Originator

By:	/s/ Jeffrey E. Thoms
	Name:	Jeffrey E. Thoms
	Title:	Treasurer and Assistant Secretary

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2009 LLC, as Transferor

By:	/s/ Jeffrey E. Thoms
	Name:	Jeffrey E. Thoms
	Title:	Vice President, Treasurer and Assistant
Secretary

[Signatures Continue]

Second Omnibus Amendment

NATIXIS FINANCIAL PRODUCTS INC., as Administrative Agent, Agent for the Natixis Equipment Loan Purchaser Group and Agent for the Natixis Receivables Purchaser Group

By:	/s/ David S. Bondy
	Name:	David S. Bondy
	Title:	Managing Director

By:	/s/ Adam W. True
	Name:	Adam W. True
	Title:	Managing Director, Senior Counsel

[Signatures Continue]

Second Omnibus Amendment

THE BANK OF NOVA SCOTIA, as Agent for the Scotia Equipment Loan Purchaser Group, Agent for the Scotia Receivables Purchaser Group, an Equipment Loan Note Purchaser and a Receivables Note Purchaser

By:	/s/ Norman Last
	Name:	Norman Last
	Title:	Managing Director

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Second Omnibus Amendment

BMO CAPITAL MARKETS CORP., as Agent for the BMO Equipment Loan Purchaser Group and Agent for the BMO Receivables Purchaser Group

By:	/s/ Eduardo Mendoza
	Name:	Eduardo Mendoza
	Title:	Managing Director

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Second Omnibus Amendment

VERSAILLES ASSETS LLC, as an Equipment Loan Note Purchaser and a Receivables Note Purchaser

By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Senior Vice President

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Second Omnibus Amendment

FAIRWAY FINANCE COMPANY, LLC, as an Equipment Loan Note Purchaser and a Receivables Note Purchaser

By:	/s/ Philip A. Martone
	Name:	Philip A. Martone
	Title:	Vice President

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Second Omnibus Amendment

LIBERTY STREET FUNDING LLC, as an Equipment Loan Note Purchaser and a Receivables Note Purchaser

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

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Second Omnibus Amendment

FIFTH THIRD BANK, as an Equipment Loan Note Purchaser and a Receivables Note Purchaser

By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

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Second Omnibus Amendment

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Antonio Vayas
	Name:	Antonio Vayas
	Title:	Vice President

Second Omnibus Amendment